Exhibit 99.2

Equity One, Inc.

Supplemental Information Package

March 31, 2015

Equity One, Inc.
410 Park Avenue, Suite 1220
New York, NY 10022
(212) 796-1760
www.equityone.com

Equity One, Inc.

SUPPLEMENTAL INFORMATION
March 31, 2015
(unaudited)

EQUITY ONE, INC.
DISCLOSURES
As of March 31, 2015

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitutes forward-looking statements within the meaning of the federal securities laws. Although Equity One, Inc. (the "company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in the states in which the company owns properties; the continuing financial success of the company’s current and prospective tenants; the risks that the company may not be able to proceed with or obtain necessary approvals for development or redevelopment projects or that it may take more time to complete such projects or incur costs greater than anticipated; the availability of properties for acquisition; the extent to which continuing supply constraints occur in geographic markets where the company owns properties; the success of the company's efforts to lease up vacant space; changes in key personnel; the effects of natural and other disasters; the ability of the company to successfully integrate the operations and systems of acquired companies and properties; changes in the company’s credit ratings; and other risks, which are described in the company’s filings with the Securities and Exchange Commission.
Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by the accounting principles generally accepted in the United States of America ("GAAP") and is unaudited information. The company’s Form 10-K should be read in conjunction with this Supplemental Information Package. The results of operations of any property acquired are included in the company's financial statements since the date of its acquisition, although such properties may be excluded from certain metrics disclosed in this Supplemental Information Package.
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. The company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for items it does not believe are representative of ongoing operating results. Given the nature of the company's business as a real estate owner and operator, it believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of its operational performance because these computations exclude various items included in earnings that do not relate to or are not indicative of its operating performance, such as gains and losses on sales of real estate and depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, the company believes that the use of EBITDA and Adjusted EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to the company's ability to meet various coverage tests for the stated periods.
EBITDA and Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the company's financial performance, or as an alternative to cash flow from operating activities as a measure of its liquidity. The company's computation of EBITDA and Adjusted EBITDA may differ from the methodology utilized by other companies. Investors are cautioned that items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing the company’s financial performance.
Use of Funds from Operations and Net Operating Income as a Non-GAAP Financial Measure
The company believes Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular REITs. The National Association of Real Estate Investment Trusts (“NAREIT”) stated in its April 2002 White Paper on FFO, “Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” The company also believes that Recurring FFO is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO, as defined by NAREIT, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The company makes certain adjustments to FFO, which it refers to as Recurring FFO, to account for items it does not believe are representative of ongoing operating results, including transaction costs associated with acquisition and disposition activity, impairment of goodwill and land, severance and reorganization costs and gains (or losses) on the extinguishment of debt. The company believes that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from its FFO and Recurring FFO measures. The company's method of calculating FFO and Recurring FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.
The company uses Net Operating Income (NOI), which is a non-GAAP financial measure, internally as a performance measure and believes NOI provides useful information to investors regarding the company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis. In this release, the company has provided NOI information on a same-property basis. Information provided on a same-property basis, unless otherwise noted, includes the results of properties that the company consolidated, owned and operated for the entirety of both periods being compared except for properties for which significant development or redevelopment occurred during either of the periods being compared.
FFO, Recurring FFO and same-property NOI are presented to assist investors in analyzing the company’s operating performance. Neither FFO, Recurring FFO nor same-property NOI (i) represents cash flow from operations as defined by GAAP, (ii) is indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is an alternative to cash flow as a measure of liquidity, or (iv) should be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating the company’s operating performance. The company believes net income attributable to Equity One is the most directly comparable GAAP financial measure to FFO and Recurring FFO while income from continuing operations before tax and discontinued operations is the most directly comparable GAAP financial measure to NOI. Reconciliations of these measures to their respective comparable GAAP measures have been provided in the accompanying tables.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands, except per share data)

	Three months ended March 31,
Summary Financial Results	2015	2014

Total revenue*	$88,479	$92,783
Adjusted Consolidated EBITDA* (see page 11)	$58,466	$62,403
Property net operating income* (see page 10)	$64,745	$70,180
General & administrative expenses (G&A)* - Adjusted (1)	$7,757	$9,480
Net income attributable to Equity One, Inc.	$8,006	$26,276
Earnings per diluted share	$0.06	$0.22
Funds from operations available to diluted common shareholders (FFO) (see page 12)	$43,315	$44,746
FFO per diluted common share (see page 13)	$0.32	$0.35
Recurring FFO (see page 12)	$44,160	$45,414
Recurring FFO per diluted common share (see page 13)	$0.32	$0.35
Total dividends paid per share	$0.22	$0.22
Weighted average diluted shares used in EPS computations	124,989	117,936
Weighted average diluted shares used in FFO computations (2)	136,358	129,294

Summary Operating and Financial Ratios
Consolidated shopping center portfolio occupancy at end of period (see pages 19-26)	95.2%	93.9%
Same-property shopping center portfolio occupancy at end of period	95.2%	94.5%
Same-property NOI growth - cash basis (see page 10) (3)	3.0%	2.4%
Same-property NOI growth - cash basis, including redevelopments (see page 10) (4)	4.7%	1.6%
NOI margin (see page 10)	73.6%	76.2%
Expense recovery ratio* (5)	86.2%	90.0%
New, renewal and option rent spread - cash basis (see page 16) (6)	6.7%	0.9%
Adjusted G&A expense to total revenues (1)	8.8%	10.2%
Net debt to total market capitalization (see page 7)	23.8%	33.6%
Net debt to Adjusted Consolidated EBITDA* (see page 11)	5.1	5.9
Adjusted Consolidated EBITDA to interest expense* (see page 11)	4.1	3.7
Adjusted Consolidated EBITDA to fixed charges* (see page 11)	3.6	3.3

* The indicated line item includes amounts reported in discontinued operations.

(1) G&A expenses for the three months ended March 31, 2015 and 2014 deducts $983,000 and $1.4 million, respectively, for acquisition/disposition related expenses and reorganization and severance costs.
(2) Weighted average diluted shares used to calculate FFO per share is higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by Liberty International Holdings Limited ("LIH") which are convertible into the company's common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.
(3) Information provided on a same-property basis is provided for only those properties that the company consolidated, owned and operated for the entirety of both periods being compared, and excludes properties for which significant development or redevelopment occurred during either of the periods being compared.
(4) Information provided on a same-property basis including redevelopments is provided for only those properties that the company consolidated, owned and operated for the entirety of both periods being compared, and includes properties for which significant redevelopment occurred during either of the periods being compared.
(5) Excluding the reversal of $1.1 million in bad debt expense for certain historical real estate tax billings for which a settlement was reached with the tenants during the three months ended March 31, 2014, the expense recovery ratio is 85.8%.
(6) Excluding the new anchor lease at Park Promenade, the company had rent spreads from new leases, renewals and options on a same-space basis of 5.2% for the three months ended March 31, 2014.

EQUITY ONE, INC.
FUNDS FROM OPERATIONS AND EARNINGS GUIDANCE ASSUMPTIONS
As of March 31, 2015 (unaudited)

The company is reaffirming 2015 Recurring FFO guidance of $1.28 to $1.31 per diluted share. Recurring FFO excludes transaction costs, impairment charges, debt extinguishment gains/losses, gains/losses on disposal of assets, severance costs, costs pertaining to the company’s reorganization, and certain other income or charges. The 2015 guidance is based on the following key assumptions:

•	Increase in same-property NOI of 2.75% to 3.5%

•	Year-end 2015 same-property occupancy reaching 95.5% to 96.0%

•	Core acquisitions of $100 million

•	Joint venture acquisitions of $50 million to $100 million

•	Non-core dispositions of $50 million to $75 million

The following table provides a reconciliation of the range of estimated earnings per diluted share attributable to Equity One to estimated FFO and Recurring FFO per diluted share for the full year 2015:

	For the year ended December 31, 2015 (1)
	Low	High
Estimated earnings attributable to Equity One per diluted share	$0.50	$0.52
Adjustments:
Net adjustment for shares issuable to LIH and rounding	(0.04)	(0.04)
Rental property depreciation and amortization including pro rata share of joint ventures	0.64	0.65
Impairments of depreciable real estate, net of tax	0.08	0.08
Earnings attributed to a noncontrolling interest (2)	0.07	0.07

Estimated FFO per diluted share	1.25	1.28
Transaction costs, debt extinguishment and other	0.03	0.03
Estimated Recurring FFO per diluted share	$1.28	$1.31
____________________

(1)
Does not include possible gains or losses or the impact on operating results from unplanned future property acquisitions or unplanned dispositions, other possible capital markets activity or possible future impairment or severance charges.

(2)
Includes effect of distributions paid with respect to unissued shares held by a noncontrolling interest which are already included for purposes of calculating earnings attributable to Equity One per diluted share.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
As of March 31, 2015 and December 31, 2014 and 2013 (unaudited)
(in thousands)

	March 31, 2015	December 31, 2014	December 31, 2013
Assets
Properties:
Income producing	$3,151,636	$3,128,081	$3,153,131
Less: accumulated depreciation	(395,180)	(381,533)	(354,166)
Income producing properties, net	2,756,456	2,746,548	2,798,965
Construction in progress and land	139,351	161,872	104,464
Properties held for sale	—	—	13,404
Properties, net	2,895,807	2,908,420	2,916,833

Cash and cash equivalents (1)	76,417	27,719	36,495
Accounts and other receivables, net	9,939	11,859	12,872
Investments in and advances to unconsolidated joint ventures	88,289	89,218	91,772
Loans receivable, net	—	—	60,711
Goodwill	6,038	6,038	6,377
Other assets	223,267	218,971	229,599
Total assets	$3,299,757	$3,262,225	$3,354,659

Liabilities, redeemable noncontrolling interests and equity
Liabilities:
Mortgage notes payable	$290,455	$311,778	$430,155
Unsecured senior notes payable	731,136	731,136	731,136
Term loan	250,000	250,000	250,000
Unsecured revolving credit facilities	—	37,000	91,000
	1,271,591	1,329,914	1,502,291
Unamortized premium on notes payable, net	2,589	3,127	6,118
Total notes payable	1,274,180	1,333,041	1,508,409

Accounts payable and other liabilities	220,695	226,008	230,571
Deferred tax liability	12,757	12,567	11,764
Total liabilities	1,507,632	1,571,616	1,750,744

Redeemable noncontrolling interests	—	—	989

Total stockholders’ equity of Equity One, Inc.	1,585,980	1,483,420	1,395,183

Noncontrolling interests	206,145	207,189	207,743

Total liabilities, redeemable noncontrolling interests and equity	$3,299,757	$3,262,225	$3,354,659

(1) Includes restricted cash and cash held in escrow.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of March 31, 2015 and December 31, 2014 and 2013 (unaudited)
(in thousands, except share data)

	March 31, 2015	December 31, 2014	December 31, 2013
Closing market price of common stock	$26.69	$25.36	$22.44
Common stock shares
Basic common shares	128,946.988	124,281.204	117,646.807
Diluted common shares
Unvested restricted common shares (treasury method, closing price)	149.691	154.213	123.775
DownREIT units (convertible into shares)	—	—	93.656
Common stock options (treasury method, closing price)	144.226	126.078	251.611
Long term incentive plan performance awards (treasury method, closing price)	91.295	66.820	911.263
Convertible CapCo Partnership Units	11,357.837	11,357.837	11,357.837
Diluted common shares	140,690.037	135,986.152	130,384.949

Equity market capitalization	$3,755,017	$3,448,609	$2,925,838

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,271,591	$1,329,914	$1,502,291
Cash and cash equivalents (1)	(76,417)	(27,719)	(36,495)
Net debt	$1,195,174	$1,302,195	$1,465,796

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,271,591	$1,329,914	$1,502,291
Equity market capitalization	3,755,017	3,448,609	2,925,838
Total market capitalization	$5,026,608	$4,778,523	$4,428,129

Net debt to total market capitalization at applicable market price	23.8%	27.3%	33.1%

Gross real estate investments (2)	$3,290,987	$3,289,953	$3,337,301

Net debt to gross real estate investments	36.3%	39.6%	43.9%

(1) Includes restricted cash and cash held in escrow.
(2) Includes investments in mezzanine and mortgage loans receivable and the gross value of properties held for sale.

EQUITY ONE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands, except per share data)

	Three months ended March 31,			Percent Change
	2015	2014
REVENUE:
Minimum rent	$65,791	$70,127
Expense recoveries	19,979	19,760
Percentage rent	2,154	2,181
Management and leasing services	555	629
Total revenue	88,479	92,697		(4.6)%
COSTS AND EXPENSES:
Property operating	12,572	11,254
Real estate taxes	10,607	10,408
Depreciation and amortization	21,016	26,267
General and administrative	8,740	10,914
Total costs and expenses	52,935	58,843		(10.0)%
INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	35,544	33,854		5.0%
OTHER INCOME AND EXPENSE:
Investment income	41	171
Equity in income of unconsolidated joint ventures	882	8,261
Other income	—	2,841
Interest expense	(14,259)	(16,900)
Amortization of deferred financing fees	(550)	(599)
Loss on sale of operating properties	(17)	(258)
Gain on extinguishment of debt	138	1,074
Impairment loss	(11,307)	—
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,472	28,444
Income tax benefit (provision) of taxable REIT subsidiaries	36	(533)
INCOME FROM CONTINUING OPERATIONS	10,508	27,911		(62.4%)
DISCONTINUED OPERATIONS:
Operations of income producing properties	—	(232)
Gain on disposal of income producing properties	—	3,296
INCOME FROM DISCONTINUED OPERATIONS	—	3,064
NET INCOME	10,508	30,975		(66.1%)
Net income attributable to noncontrolling interests - continuing operations	(2,502)	(4,701)
Net loss attributable to noncontrolling interests - discontinued operations	—	2
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$8,006	$26,276		(69.5%)
EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	$0.06	$0.20
Discontinued operations	—	0.03
	$0.06	$0.22	*	(72.7%)
EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	$0.06	$0.20
Discontinued operations	—	0.03
	$0.06	$0.22	*	(72.7%)
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	124,740	117,675
Diluted	124,989	117,936
* Note: EPS does not foot due to the rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands)

	Three months ended March 31,
	2015			2014
	As Reported	Disc. Ops	Pre Disc. Ops	As Reported	Disc. Ops	Pre Disc. Ops
REVENUE:
Minimum rent	$65,791	$—	$65,791	$70,127	$79	$70,206
Expense recoveries	19,979	—	19,979	19,760	7	19,767
Percentage rent	2,154	—	2,154	2,181	—	2,181
Management and leasing services	555	—	555	629	—	629
Total revenue	88,479	—	88,479	92,697	86	92,783

COSTS AND EXPENSES:
Property operating	12,572	—	12,572	11,254	312	11,566
Real estate taxes	10,607	—	10,607	10,408	—	10,408
Depreciation and amortization	21,016	—	21,016	26,267	—	26,267
General and administrative	8,740	—	8,740	10,914	6	10,920
Total costs and expenses	52,935	—	52,935	58,843	318	59,161

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	35,544	—	35,544	33,854	(232)	33,622

OTHER INCOME AND EXPENSE:
Investment income	41	—	41	171	—	171
Equity in income of unconsolidated joint ventures	882	—	882	8,261	—	8,261
Other income	—	—	—	2,841	—	2,841
Interest expense	(14,259)	—	(14,259)	(16,900)	—	(16,900)
Amortization of deferred financing fees	(550)	—	(550)	(599)	—	(599)
(Loss) gain on sale of operating properties	(17)	—	(17)	(258)	3,296	3,038
Gain on extinguishment of debt	138	—	138	1,074	—	1,074
Impairment loss	(11,307)	—	(11,307)	—	—	—
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	10,472	—	10,472	28,444	3,064	31,508
Income tax benefit (provision) of taxable REIT subsidiaries	36	—	36	(533)	—	(533)
INCOME FROM CONTINUING OPERATIONS	10,508	—	10,508	27,911	3,064	30,975
DISCONTINUED OPERATIONS:
Operations of income producing properties	—	—	—	(232)	232	—
Gain on disposal of income producing properties	—	—	—	3,296	(3,296)	—
INCOME FROM DISCONTINUED OPERATIONS	—	—	—	3,064	(3,064)	—
NET INCOME	10,508	—	10,508	30,975	—	30,975
Net income attributable to noncontrolling interests - continuing operations	(2,502)	—	(2,502)	(4,701)	2	(4,699)
Net loss attributable to noncontrolling interests - discontinued operations	—	—	—	2	(2)	—
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$8,006	$—	$8,006	$26,276	$—	$26,276

EQUITY ONE, INC.
NET OPERATING INCOME
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands, except number of properties)

	Three months ended March 31,			Percent Change
	2015	2014
Total net operating income (1)
Total rental revenue	$87,924	$92,154		(4.6%)
Less: Property operating expenses	12,572	11,566		8.7%
Real estate tax expense	10,607	10,408	(2)	1.9%
Net operating income	$64,745	$70,180		(7.7%)

NOI margin (NOI / Total rental revenue)	73.6%	76.2%

Same-property cash NOI (3) (4)
Minimum rent	$54,556	$52,903
Expense recoveries	18,412	17,629
Percentage rent	1,848	1,777
Total rental revenue	$74,816	$72,309		3.5%

Recoverable operating expenses (4) (5)	$21,746	$21,092
Non-recoverable operating expenses	516	667
Bad debt expense	651	149
Total property operating expenses	22,913	21,908		4.6%
Same-property cash net operating income	51,903	50,401		3.0%
Redevelopment property NOI	4,000	2,975
Same-property NOI including redevelopments	$55,903	$53,376		4.7%

Growth in same-property NOI	3.0%
Number of properties included in analysis (6)	100

Growth in same-property NOI including redevelopments	4.7%
Number of properties included in analysis (7)	107

(1) Amounts included in discontinued operations have been included for purposes of this presentation of NOI. NOI is presented on a GAAP basis.
(2) For the full year ended December 31, 2014, real estate tax expense totaled $41.0 million.
(3) Excludes the effects of straight-line rent, above/below-market rents, lease termination revenue and expense, prior year expense recovery adjustments and other items that affect the comparability of the same-property results, if any.
(4) Recoverable operating expenses include intercompany management fee expense that is eliminated in the presentation of the company's consolidated results.
(5) Included in recoverable operating expenses are real estate tax expenses of $9.2 million and $9.0 million for the three months ended March 31, 2015 and 2014, respectively.
(6) The same-property pool includes only those properties that the company consolidated, owned and operated for the entirety of both periods being compared and excludes properties for which significant development or redevelopment occurred during either of the periods being compared.
(7) The same-property pool including redevelopments includes only those properties that the company consolidated, owned and operated for the entirety of both periods being compared and includes properties for which significant redevelopment occurred during either of the periods being compared.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION - ADJUSTED CONSOLIDATED EBITDA
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands)

	Three months ended March 31,
	2015	2014
Net income	$10,508	$30,975
Depreciation and amortization	21,016	26,267
Interest expense	14,259	16,900
Amortization of deferred financing fees	550	599
Gain on extinguishment of debt	(138)	(1,074)
Acquisition/disposition costs	670	1,440
Reorganization and severance costs (1)	313	—
Impairment loss	11,307	—
Gain on sale of operating properties	17	(3,038)
Gain on sale of joint venture property (2)	—	(7,392)
Gain from fair value adjustment of equity interest in joint venture (3)	—	(2,807)
Income tax (benefit) provision of taxable REIT subsidiaries	(36)	533
Adjusted Consolidated EBITDA	$58,466	$62,403

Interest expense	$14,259	$16,900

Adjusted Consolidated EBITDA to interest expense	4.1	3.7

Fixed charges
Interest expense	$14,259	$16,900
Scheduled principal amortization (4)	1,779	2,035
Total fixed charges	$16,038	$18,935

Adjusted Consolidated EBITDA to fixed charges	3.6	3.3

Net Debt to Adjusted Consolidated EBITDA (5)	5.1	5.9

Amounts reported above include discontinued operations.
(1) Includes the effect of the modification and acceleration of share-based compensation expense associated with the company's CFO transition, as well as, severance, bonus payments and other costs associated with reorganizational changes.
(2) In January 2014, the property held by Vernola Marketplace JV, LLC was sold for $49.0 million, including the assumption of the existing mortgage of $22.9 million by the buyer. The joint venture recognized a gain of $14.7 million on the sale, of which the company's proportionate share was $7.4 million, including $1.6 million attributable to a noncontrolling interest, which is included in equity in income of unconsolidated joint ventures in the company's condensed consolidated statement of income for the three months ended March 31, 2014.
(3) In January 2014, the company acquired Rockwood Capital's and Vestar Development Company's interests in Talega Village Center JV, LLC, the owner of Talega Village Center, a 102,000 square foot grocery-anchored shopping center located in San Clemente, California, for an additional equity investment of $6.2 million. Immediately prior to acquisition, the company remeasured the fair value of its equity interest in the joint venture and recognized a gain of $2.8 million, including $561,000 attributable to a noncontrolling interest, which is included in other income in the company's condensed consolidated statement of income for the three months ended March 31, 2014.
(4) Excludes balloon payments upon maturity.
(5) Adjusted Consolidated EBITDA for the period has been annualized.

EQUITY ONE, INC.
FUNDS FROM OPERATIONS
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands)

	Three months ended March 31,
	2015	2014

Net income attributable to Equity One, Inc.	$8,006	$26,276
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest (1)	20,699	25,935
Pro-rata share of real estate depreciation and amortization from unconsolidated joint ventures	1,033	1,051
Loss (gain) on disposal of depreciable assets, net of tax (1)	17	(3,008)
Pro-rata share of gain on disposal of depreciable assets from unconsolidated joint ventures, net of noncontrolling interest (2)	—	(8,007)
Impairments of depreciable real estate, net of tax (1)	11,061	—
Funds From Operations	40,816	42,247
Earnings attributed to noncontrolling interest (3)	2,499	2,499
Funds From Operations Available to Diluted Common Shareholders (4)	43,315	44,746
Transaction costs associated with acquisition and disposition activity, net of tax (1)	670	1,440
Reorganization and severance costs (5)	313	—
Gain on debt extinguishment, net of tax (1)	(138)	(742)
Gain on land and outparcel sales, net of controlling interests (1)	—	(30)
Recurring Funds From Operations Available to Diluted Common Shareholders (4)	$44,160	$45,414

(1) Includes amounts classified as discontinued operations.
(2) Includes the remeasurement of the fair value of the company's equity interest in Talega Village Center JV, LLC, the owner of Talega Village Center, of $2.2 million, net of the related noncontrolling interest, for the three months ended March 31, 2014. See footnote 3 on page 11.
(3) Represents earnings attributed to convertible units held by LIH. Although these convertible units are excluded from the calculation of earnings per diluted share, FFO available to diluted shareholders includes earnings allocated to LIH, as the inclusion of these units is dilutive to FFO per diluted share.
(4) Includes a $4.2 million net termination benefit related to the Loehmann’s lease at 101 7th Avenue and a $1.1 million reversal of bad debt expense associated with the settlement of historical real estate taxes with two tenants for the three months ended March 31, 2014.
(5) Includes the effect of the modification and acceleration of share-based compensation expense associated with the company's CFO transition, as well as, severance, bonus payments and other costs associated with reorganizational changes.

EQUITY ONE, INC.
FUNDS FROM OPERATIONS
For the three months ended March 31, 2015 and 2014 (unaudited)

	Three months ended March 31,
	2015	2014
Earnings per diluted share attributable to Equity One, Inc.	$0.06	$0.22
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest	0.15	0.20
Earnings attributed to noncontrolling interest (1)	0.02	0.02
Net adjustment for rounding and earnings attributable to unvested shares (2)	—	(0.02)
Pro-rata share of real estate depreciation and amortization from unconsolidated joint ventures	0.01	0.01
Gain on disposal of depreciable assets, net of tax	—	(0.02)
Pro-rata share of gain on disposal of depreciable assets from unconsolidated joint ventures, net of noncontrolling interest	—	(0.06)
Impairments of depreciable real estate, net of tax	0.08	—
Funds From Operations per Diluted Common Share (3)	$0.32	$0.35

Funds From Operations per Diluted Share	$0.32	$0.35
Transaction costs associated with acquisition and disposition activity, net of tax	—	0.01
Gain on debt extinguishment, net of tax	—	(0.01)
Recurring Funds From Operations per Diluted Common Share (3)	$0.32	$0.35
Weighted average diluted shares (in thousands) (4)	136,358	129,294

(1) Represents earnings attributed to convertible units held by LIH, which have been excluded for purposes of calculating earnings per diluted share. The computation of FFO and Recurring FFO include earnings allocated to LIH and the respective weighted average share totals include the LIH shares outstanding as their inclusion is dilutive.
(2) Represents an adjustment to compensate for earnings allocated to unvested shares and shares issuable to LIH and for the rounding of the individual calculations.
(3) Includes a $4.2 million net termination benefit related to the Loehmann’s lease at 101 7th Avenue and a $1.1 million reversal of bad debt expense associated with the settlement of historical real estate taxes with two tenants for the three months ended March 31, 2014, together totaling $0.04 per diluted share.
(4) Weighted average diluted shares used to calculate FFO per share and Recurring FFO per share is higher than the GAAP diluted weighted average shares as a result of the dilutive impact of the 11.4 million joint venture units held by LIH which are convertible into the company's common stock. These convertible units are not included in the diluted weighted average share count for GAAP purposes because their inclusion is anti-dilutive.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the three months ended March 31, 2015 and 2014 (unaudited)
(in thousands)

	Three months ended March 31,
	2015	2014
Certain non-cash items:
Amortization of deferred financing fees	$550	$599
Accretion of below-market lease intangibles, net	2,827	8,207
Share-based compensation expense	1,269	1,767
Straight-line rent	1,131	661
Capitalized interest	1,272	701
Amortization of premium on notes payable, net	400	620

Capital expenditures:
Tenant improvements and allowances	$6,083	$2,692
Leasing commissions and costs	1,818	1,522
Developments	2,108	8,038
Redevelopments	9,694	6,062
Maintenance capital expenditures	2,520	1,536
Total capital expenditures	$22,223	$19,850

	March 31, 2015	December 31, 2014
Other assets:
Lease intangible assets, net	$103,638	$106,064
Leasing commissions, net	39,054	39,141
Prepaid expenses and other receivables	33,135	26,880
Straight-line rent receivables, net	25,455	24,412
Deferred financing costs, net	8,771	9,322
Deposits and mortgage escrows	6,974	6,356
Furniture, fixtures and equipment, net	3,561	3,809
Fair value of interest rate swap	139	681
Deferred tax asset	2,540	2,306
Total other assets	$223,267	$218,971

Accounts payable and other liabilities:
Lease intangible liabilities, net	$153,766	$157,486
Prepaid rent	9,223	9,607
Fair value of interest rate swaps	2,996	952
Accounts payable and other	54,710	57,963
Total accounts payable and other liabilities	$220,695	$226,008

Cash and Maximum Available Under Lines of Credit as of 3/31/15:
Cash and cash equivalents - unrestricted	$76,167
Available under lines of credit	605,000
Total Available Funds	$681,167

EQUITY ONE, INC.
TENANT CONCENTRATION - TOP TWENTY-FIVE TENANTS
CONSOLIDATED PROPERTIES
As of March 31, 2015 (unaudited)

Tenant	Number of stores	Credit Rating Moody’s/S&P (1)	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot	Average remaining term of AMR (2)
Top twenty-five tenants
Albertsons / Shaw's / Star Market / Safeway / Vons	11	B2/B-	659,395	4.5%	$12,275,860	4.8%	$18.62	6.8
Publix	25	N/A	1,062,166	7.3%	8,718,931	3.4%	8.21	7.4
LA Fitness	8	B2/B	356,609	2.4%	6,674,805	2.6%	18.72	8.3
TJ Maxx / Homegoods / Marshalls	12	A3/A+	342,339	2.4%	5,806,073	2.3%	16.96	5.4
Food Emporium / Pathmark	2	N/A	88,018	0.6%	5,528,860	2.1%	62.82	12.0
Bed Bath & Beyond / Cost Plus World Market	12	Baa1/A-	360,719	2.5%	5,313,862	2.1%	14.73	4.6
Barneys New York	1	Caa3/N/A	56,870	0.4%	4,500,000	1.7%	79.13	20.9
CVS Pharmacy	12	Baa1/BBB+	148,367	1.0%	3,802,226	1.5%	25.63	9.1
Sports Authority	4	B3/N/A	108,391	0.7%	3,753,410	1.5%	34.63	6.7
The Gap / Old Navy	7	Baa3/BBB-	115,187	0.8%	3,739,515	1.5%	32.46	6.7
Office Depot / Office Max	8	B2/B-	208,226	1.4%	3,350,986	1.3%	16.09	2.9
Costco	1	A1/A+	148,295	1.0%	3,114,245	1.2%	21.00	4.4
Staples	7	Baa2/BBB-	144,726	1.0%	2,724,669	1.1%	18.83	3.2
Trader Joe's	6	N/A	73,051	0.5%	2,567,685	1.0%	35.15	8.3
Dick's Sporting Goods	1	N/A	83,777	0.6%	2,246,886	0.9%	26.82	9.9
The Container Store	2	B2/B	49,661	0.3%	2,174,212	0.8%	43.78	7.5
Best Buy	4	Baa2/BB	142,831	1.0%	2,104,708	0.8%	14.74	1.2
Walgreens	6	Baa2/BBB	98,522	0.7%	2,014,815	0.8%	20.45	15.2
Winn Dixie	6	N/A	273,439	1.9%	1,998,542	0.8%	7.31	2.6
Wal-Mart	2	Aa2/AA	154,516	1.1%	1,964,575	0.8%	12.71	5.7
Nordstrom	2	Baa1/A-	75,418	0.5%	1,958,780	0.8%	25.97	6.5
Target	1	A2/A	160,346	1.1%	1,924,152	0.7%	12.00	3.3
Academy Sports	3	N/A	195,323	1.3%	1,911,831	0.7%	9.79	11.6
Wells Fargo	13	A2/A+	50,485	0.3%	1,901,379	0.7%	37.66	5.1
Kroger	6	Baa2/BBB	270,650	1.9%	1,862,807	0.7%	6.88	6.0

Total top twenty-five tenants	162		5,427,327	37.2%	$93,933,814	36.6%	$17.31	7.5
Note: The above schedule includes properties under development/redevelopment and excludes non-retail properties and properties held in unconsolidated joint ventures.
(1) Ratings as of March 31, 2015. Source: Moody’s/S&P.
(2) In years, excluding future tenant renewal options. Total top twenty-five tenants is weighted based on annualized minimum rent.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended March 31, 2015 (unaudited)

Category	Total Leases	Total Sq. Ft.	Same-Space Leases	Same-Space Sq. Ft.	Prior Rent PSF (2)	New Rent PSF (2)	Rent Spread (1)	Same-Space TIs & Landlord Costs PSF (3)
Three months ended March 31, 2015:
New Leases (1)	42	168,719	27	58,068	$19.68	$20.81	5.7%	$16.47
Renewals & Options (4)	67	673,999	67	673,999	$17.59	$18.79	6.8%	$0.64
Total New Leases, Renewals & Options	109	842,718	94	732,067	$17.76	$18.95	6.7%	$1.90

Note: Prior rent and new rent are presented on a “cash basis,” not on a straight-line basis. Excludes unconsolidated joint venture properties and non-retail properties.
(1) Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available regardless of the amount of time the space has been vacant.
(2) Prior rent per square foot and new rent per square foot is computed on a weighted average basis by lease.
(3) Amount reflects the impact of tenant concessions and work to be performed by us prior to delivery of the space to the tenant.
(4) The spread on negotiated renewals, excluding automatic renewal options, was 14.2% for the three months ended March 31, 2015.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
As of March 31, 2015 (unaudited)

	ANCHOR TENANTS (SF >= 10,000)				SHOP TENANTS (SF < 10,000)				TOTAL TENANTS
Year	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square Feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration	# of leases	Square feet	% of Total SF	Average Annual Minimum Rent PSF at Expiration

M-T-M	2	25,745	0.3%	$24.06	82	168,990	3.8%	$21.82	84	194,735	1.5%	$22.12
2015	11	209,345	2.4%	9.77	149	328,265	7.4%	23.40	160	537,610	4.0%	18.09
2016	35	1,191,759	13.4%	10.04	265	579,515	13.0%	27.51	300	1,771,274	13.3%	15.76
2017	33	943,870	10.6%	13.07	301	601,547	13.5%	28.42	334	1,545,417	11.6%	19.05
2018	26	809,297	9.1%	12.05	184	470,063	10.6%	28.58	210	1,279,360	9.6%	18.13
2019	33	1,520,367	17.1%	10.82	191	509,909	11.4%	27.90	224	2,030,276	15.2%	15.11
2020	32	1,055,499	11.9%	10.27	119	314,992	7.1%	29.04	151	1,370,491	10.3%	14.59
2021	14	364,454	3.5%	22.17	45	130,694	2.9%	35.69	59	495,148	3.7%	25.74
2022	18	549,797	6.2%	18.95	56	183,134	4.1%	38.56	74	732,931	5.5%	23.85
2023	19	421,815	4.8%	27.97	42	139,383	3.1%	47.60	61	561,198	4.2%	32.85
2024	15	309,564	3.5%	24.24	48	119,504	2.7%	44.94	63	429,068	3.2%	30.01
Thereafter	42	1,445,849	16.9%	18.94	82	294,332	6.6%	38.07	124	1,740,181	13.1%	22.17
Sub-total / Avg.	280	8,847,361	99.7%	14.60	1,564	3,840,328	86.2%	30.25	1,844	12,687,689	95.2%	19.34
Vacant	2	22,935	0.3%	N/A	309	615,230	13.8%	N/A	311	638,165	4.8%	N/A
Total / Avg.	282	8,870,296	100.0%	N/A	1,873	4,455,558	100.0%	N/A	2,155	13,325,854	100.0%	N/A
Note: The above schedule excludes properties under development/redevelopment, non-retail properties, properties held in unconsolidated joint ventures and future tenant renewal options.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY STATE
As of March 31, 2015 (unaudited)

State	# of Properties	Total SF	AMR	% of AMR
South Florida	35	4,441,707	$67,703,908	29.3%
North Florida	16	1,757,664	21,594,308	9.3%
Total Florida	51	6,199,371	89,298,216	38.6%
California	10	2,131,709	47,723,278	20.6%
New York	6	888,579	32,708,811	14.2%
Connecticut	8	986,295	20,050,065	8.7%
Georgia	9	983,364	14,906,705	6.4%
Massachusetts	7	602,929	11,263,666	4.9%
Louisiana	7	883,066	8,541,464	3.7%
Maryland	1	214,030	3,852,710	1.7%
North Carolina	3	436,511	2,822,740	1.2%

Total	102	13,325,854	$231,167,655	100.0%

Note: The above schedule excludes properties under development/redevelopment, non-retail properties and properties held in unconsolidated joint ventures.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
FLORIDA
SOUTH FLORIDA
Aventura Square	Aventura	1991	143,250	100.0%	10	—				Babies R Us / Jewelry Exchange / Old Navy / Bed, Bath & Beyond / DSW	$27.69
Bird Ludlum	Miami	1988 / 1998	191,993	93.9%	43	7	44,400	Winn-Dixie	12/30/2017	CVS Pharmacy / Goodwill	$21.01
Bluffs Square	Jupiter	1986	123,917	87.0%	24	7	39,795	Publix	10/22/2016	Walgreens	$13.24
Cashmere Corners	Port St. Lucie	2001	89,234	93.0%	12	4	61,448	Albertsons*	4/30/2025		$7.81
Chapel Trail	Pembroke Pines	2007	56,378	100.0%	4	—				LA Fitness	$23.79
Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	90.9%	14	3	25,203	Aldi	9/30/2025	Walgreens	$29.18
Countryside Shops	Cooper City	1986 /1988 / 1991	179,561	86.9%	38	10	39,795	Publix	5/31/2037	Stein Mart	$14.64
Crossroads Square	Pembroke Pines	1973	81,587	90.7%	18	5				CVS Pharmacy / Goodwill / Party City	$18.80
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	—				Sakura Japanese Buffet	$17.00
Greenwood	Palm Springs	1982 / 1994	133,438	90.1%	27	7	50,032	Publix	12/5/2019	Beall’s Outlet	$14.60
Hammocks Town Center	Miami	1987 / 1993	183,834	99.6%	37	1	39,795	Publix	6/24/2017	Metro Dade Library / CVS Pharmacy / Porky's Gym	$15.23
Homestead (2)	Homestead	2014	4,580	100.0%	1	—					$21.83
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	11	—					$22.09
Lago Mar	Miami	1995	82,613	95.8%	16	2	42,323	Publix	9/13/2020	Youfit Health Clubs	$14.16
Lantana Village	Lantana	1976 / 1999	181,780	96.6%	20	5	39,473	Winn-Dixie	2/15/2016	Kmart / Rite Aid* (Family Dollar)	$7.54
Magnolia Shoppes	Fort Lauderdale	1998	114,118	94.5%	14	3				Regal Cinemas / Deal$	$12.40
Pavilion	Naples	1982 / 2001 / 2011	167,745	89.9%	33	8				Paragon Theaters / LA Fitness / Paradise Wine	$18.63
Pine Island	Davie	1999	255,818	90.8%	36	8	39,943	Publix	11/30/2018	Burlington Coat Factory / Staples / Youfit Health Clubs	$13.63
Pine Ridge	Coral Springs	1986 / 1998 / 2013	117,744	96.8%	22	2	17,441	The Fresh Market	7/31/2019	Ulta Beauty / Bed, Bath & Beyond / Marshalls	$16.44
Point Royale	Miami	1970 / 2000	181,381	94.1%	22	5	45,350	Winn-Dixie	2/15/2020	Best Buy / Pasteur Medical	$12.35
Prosperity Centre	Palm Beach Gardens	1993	123,614	96.7%	10	1				Office Depot / CVS Pharmacy / Bed Bath & Beyond / TJ Maxx	$18.95

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

												Average
			Year	Total		Number		Supermarket anchor				in-place
			Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property		City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Ridge Plaza		Davie	1984 / 1999	155,204	96.3%	19	4				Paragon Theaters / Kabooms / United Collection / Round Up / Goodwill	$12.89
Salerno Village		Stuart	1987	4,800	100.0%	1	—					$14.38
Sawgrass Promenade		Deerfield Beach	1982 / 1998	107,092	89.8%	20	5	36,464	Publix	12/15/2019	Walgreens / Dollar Tree	$11.57
Sheridan Plaza		Hollywood	1973 / 1991	508,455	96.9%	56	7	65,537	Publix	10/9/2016	Ross / Bed Bath & Beyond / LA Fitness / Sunrise Medical Group/ Pet Supplies Plus / Office Depot / Kohl's	$16.56
Shoppes of Oakbrook		Palm Beach Gardens	1974 / 2000 / 2003	200,448	97.3%	25	4	44,400	Publix	11/30/2020	CVS Pharmacy / Duffy's / Homegoods* (Tuesday Morning) / Bassett Furniture / Stein Mart	$15.08
Shoppes of Silverlakes		Pembroke Pines	1995 / 1997	126,789	88.1%	30	7	47,814	Publix	6/14/2020	Goodwill	$17.60
Shops at Skylake		North Miami Beach	1999 / 2005 / 2006	287,168	97.7%	48	2	51,420	Publix	7/31/2019	TJ Maxx / LA Fitness / Goodwill	$20.12
Shops at St. Lucie		Port St. Lucie	2006	27,363	89.1%	9	2					$20.17
Tamarac Town Square		Tamarac	1987	124,585	87.7%	29	10	37,764	Publix	12/15/2019	Dollar Tree / Pivot Education	$12.28
Waterstone		Homestead	2005	61,000	100.0%	9	—	45,600	Publix	7/31/2025		$15.24
West Bird		Miami	1977 / 2000	99,864	96.5%	27	1	37,949	Publix	8/31/2020	CVS Pharmacy	$16.78
West Lake Plaza		Miami	1984 / 2000	100,747	95.3%	26	1	46,216	Winn-Dixie	5/22/2016	CVS Pharmacy	$14.95
Westport Plaza		Davie	2002	49,533	96.6%	9	1	27,887	Publix	11/30/2022		$18.09
Young Circle		Hollywood	1962 / 1997	64,574	95.5%	8	1	23,124	Publix	11/30/2016	Walgreens	$15.59
TOTAL SHOPPING CENTERS SOUTH FLORIDA (35)				4,441,707	94.3%	729	123	949,173				$16.16

NORTH FLORIDA
Alafaya Village	NF	Orlando	1986	38,118	77.2%	13	3					$21.25
Atlantic Village	NF	Atlantic Beach	1984 / 1996 / 2014	104,687	98.1%	26	2				LA Fitness / Jo-Ann Fabric and Craft Stores	$15.51
Beauclerc Village	NF	Jacksonville	1962 / 1988	68,846	93.1%	7	4				Big Lots / Goodwill / Beall's Outlet	$9.75
Charlotte Square	NF	Port Charlotte	1980	96,626	72.4%	13	12				Seafood Buffet / Walmart	$9.31
Ft. Caroline	NF	Jacksonville	1985 / 1995	77,185	100.0%	7	—	45,500	Winn-Dixie	5/31/2020	Citi Trends	$7.32
Glengary Shoppes	NF	Sarasota	1995	92,844	90.6%	5	1				Best Buy / Barnes & Noble	$20.73

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

												Average
			Year	Total		Number		Supermarket anchor				in-place
			Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property		City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Mandarin Landing	NF	Jacksonville	1976	139,580	93.6%	25	4	50,000	Whole Foods	12/31/2023	Office Depot / Aveda Institute	$16.85
Old Kings Commons	NF	Palm Coast	1988	84,759	99.0%	15	1				Planet Fitness/ Staples / Beall's Outlet	$9.78
Pablo Plaza	NF	Jacksonville	1974 / 1998 / 2001 / 2008	146,473	77.0%	15	14	34,400	Publix* (Office Depot)	11/30/2018	Marshalls / HomeGoods	$11.55
Ryanwood	NF	Vero Beach	1987	114,925	85.3%	22	10	39,795	Publix	3/23/2017	Beall's Outlet / Books-A-Million	$11.91
South Beach	NF	Jacksonville Beach	1990 / 1991	307,873	96.3%	35	8	12,517	Trader Joe's	1/31/2025	Bed Bath & Beyond / Ross / Stein Mart / Home Depot / Staples	$13.39
South Point Center	NF	Vero Beach	2003	64,790	92.4%	11	4	44,840	Publix	11/30/2023		$15.99
Sunlake	NF	Tampa	2008	97,871	89.0%	20	6	47,000	Publix	12/31/2028		$19.60
Town & Country	NF	Kissimmee	1993	75,181	94.1%	11	3	52,883	Albertsons* (Ross Dress For Less)	10/31/2018		$8.21
Treasure Coast	NF	Vero Beach	1983	133,779	99.5%	23	1	61,450	Publix	7/31/2026	TJ Maxx	$13.72
Unigold Shopping Center	NF	Winter Park	1987	114,127	91.2%	17	7	52,500	Winn-Dixie	4/30/2017	Youfit Health Clubs	$12.08
TOTAL SHOPPING CENTERS NORTH FLORIDA (16)				1,757,664	91.3%	265	80	440,885				$13.46

TOTAL SHOPPING CENTERS FLORIDA (51)				6,199,371	93.5%	994	203	1,390,058				$15.41

CALIFORNIA
Circle Center West		Long Beach	1989	64,364	97.8%	15	1				Marshalls	$21.36
Culver Center		Culver City	1950 / 2000	216,646	97.1%	31	2	36,578	Ralph’s	10/31/2030	LA Fitness / Sit N Sleep / Tuesday Morning / Best Buy	$28.92
Marketplace Shopping Center		Davis	1990	111,156	97.6%	21	2	35,018	Safeway	7/31/2019	Petco / CVS Pharmacy	$23.09
Plaza Escuela		Walnut Creek	2002	153,565	98.8%	22	1				Yoga Works / The Container Store / Cheesecake Factory / Forever 21 / Uniqlo / Sports Authority	$43.56
Pleasanton Plaza		Pleasanton	1981	163,469	92.6%	18	5				JC Penney / Cost Plus World Market / Design's School of Cosmetology / Office Max	$13.48
Potrero		San Francisco	1968 / 1997	226,642	99.9%	26	1	59,566	Safeway	9/30/2020	24 Hour Fitness / Party City / Petco / Office Depot / Ross	$30.30
Ralph's Circle Center		Long Beach	1983	59,837	97.6%	12	1	35,022	Ralph’s	11/30/2025		$17.34

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
Serramonte Shopping Center	Daly City	1968	882,938	96.7%	94	11				Macy's / JC Penney / Target / Daiso / H&M / Forever 21 / Uniqlo / Dick's Sporting Goods / Crunch Gym	$19.54
Talega Village Center (2)	San Clemente	2007	102,270	97.7%	24	2	46,000	Ralph's	12/31/2027		$20.02
Von’s Circle Center	Long Beach	1972	150,822	98.4%	23	1	51,855	Von’s	7/31/2022	Rite Aid / Ross	$17.35
TOTAL SHOPPING CENTERS CALIFORNIA (10)			2,131,709	97.2%	286	27	264,039				$23.03

NEW YORK
1175 Third Avenue	Manhattan	1995	25,350	100.0%	1	—	25,350	Food Emporium	4/30/2023		$106.86
90-30 Metropolitan	Queens	2007	59,815	100.0%	5	—	12,898	Trader Joe's	1/31/2023	Staples / Michael’s	$30.03
1225-1239 Second Avenue	Manhattan	1964 / 1987	18,474	91.3%	4	2				CVS Pharmacy	$103.56
Clocktower Plaza	Queens	1985 / 1995	78,820	100.0%	8	—	62,668	Pathmark	11/30/2030		$45.10
The Gallery at Westbury Plaza	Westbury	2013	311,669	96.7%	30	3	13,004	Trader Joe's	8/31/2022	The Container Store / Famous Footwear / HomeGoods / Nordstrom Rack / Bloomingdale's / GapOutlet / Saks Fifth Avenue / S.A. Elite / Old Navy	$45.76
Westbury Plaza	Westbury	1993 / 2004	394,451	100.0%	12	—				Costco / Marshalls / Sports Authority / Walmart / Olive Garden / Thomasville Furniture	$23.09
TOTAL SHOPPING CENTERS NEW YORK (6)			888,579	98.7%	60	5	113,920				$37.31

CONNECTICUT
Brookside Plaza	Enfield	1985 / 2006	216,480	100.0%	26	—	59,648	Wakefern Food	8/31/2020	Bed Bath & Beyond / Walgreens / Staples / Petsmart	$14.29
Compo Acres	Westport	1960 / 2011	42,796	100.0%	15	—	11,731	Trader Joe’s	2/28/2022		$47.81
Copps Hill	Ridgefield	1979 / 2002	184,528	100.0%	9	—	59,015	Stop & Shop	12/31/2024	Kohl's / Rite Aid	$13.87
Darinor Plaza	Norwalk	1978	153,135	100.0%	14	—				Kohl's / Old Navy / Party City	$17.87
Danbury Green	Danbury	1985 / 2006	124,095	100.0%	11	—	11,850	Trader Joe’s	1/31/2023	Rite Aid / Annie Sez / Staples / DSW / Danbury Hilton Garden Inn	$22.23
Post Road Plaza	Darien	1978	20,005	100.0%	4	—	11,051	Trader Joe's	1/31/2026		$57.69
Southbury Green	Southbury	1979 / 2002	156,215	96.6%	22	3	60,113	ShopRite	7/31/2022	Staples	$21.86
The Village Center	Westport	1969-1973 / 2009-2010	89,041	77.5%	19	8	22,052	The Fresh Market	10/31/2024		$34.81
TOTAL SHOPPING CENTERS CONNECTICUT (8)			986,295	97.4%	120	11	235,460				$20.86

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
GEORGIA
BridgeMill	Canton	2000	89,102	89.0%	23	6	37,888	Publix	1/31/2020		$16.04
Buckhead Station	Atlanta	1996	233,511	100.0%	14	—				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta Beauty / Nordstrom Rack	$21.67
Chastain Square	Atlanta	1981 / 2001	91,637	98.9%	24	2	37,366	Publix	5/31/2024		$19.60
Hairston Center	Decatur	2000	13,000	61.5%	4	4					$12.36
Hampton Oaks	Fairburn	2009	20,842	53.8%	5	6					$11.17
McAlpin Square	Savannah	1979	173,952	98.6%	24	1	43,600	Kroger	8/31/2020	Big Lots / Habitat for Humanity / Savannah-Skidaway	$8.28
Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	—	55,520	Kroger	5/31/2020	Cost Plus World Market / Binders Art Supplies	$20.04
Wesley Chapel	Decatur	1989	164,153	85.6%	19	10	32,000	Little Giant	6/30/2019	Everest Institute* / Deal$ / Planet Fitness	$8.50
Williamsburg at Dunwoody	Dunwoody	1983	44,928	92.6%	25	2					$21.88
TOTAL SHOPPING CENTERS GEORGIA (9)			983,364	94.4%	166	31	206,374				$16.06

MASSACHUSETTS
Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	—	66,108	Star Market	1/2/2026		$30.25
Medford Shaw’s Supermarket	Medford	1995	62,656	100.0%	2	—	60,356	Shaw’s *	1/1/2016		$26.92
Plymouth Shaw’s Supermarket	Plymouth	1993	59,726	100.0%	1	—	59,726	Shaw's	1/1/2026		$19.99
Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	—	100,741	Star Market	1/2/2021		$19.53
Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	—	35,907	Whole Foods	1/1/2026		$24.95
Webster Plaza	Webster	1963 / 1998	201,425	94.2%	12	3	56,766	Shaw’s *	2/28/2023	Kmart	$7.31
West Roxbury Shaw’s Plaza	West Roxbury	1973 / 1995 / 2006	76,366	94.9%	10	3	54,928	Shaw's	1/2/2021		$29.42
TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			602,929	97.4%	28	6	434,532				$19.18

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
LOUISIANA
Ambassador Row	Lafayette	1980 / 1991	194,678	93.5%	26	1				Big Lots / Chuck E Cheese / Planet Fitness / Jo-Ann Fabric and Craft Stores / Tuesday Morning / Northern Tool + Equipment	$11.07
Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	149,454	91.6%	18	5				Bed Bath & Beyond / Marshall's / Hancock Fabrics / Tuesday Morning / Cost Plus World Market	$10.57
Bluebonnet Village	Baton Rouge	1983	101,585	99.8%	23	3	33,387	Matherne’s	11/30/2020	Office Depot	$12.60
Elmwood Oaks	Harahan	1989	130,284	100.0%	10	—				Academy Sports / Dollar Tree / Tuesday Morning	$10.15
Plaza Acadienne	Eunice	1980	59,419	97.5%	6	1	28,092	Super 1 Store	6/30/2020	Fred's Store	$4.35
Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,230	100.0%	7	—				Burke's Outlet / Harbor Freight Tools / Fred's Store / Ideal Market	$6.32
Siegen Village	Baton Rouge	1988	170,416	97.2%	18	2				Office Depot / Big Lots / Dollar Tree / Planet Fitness / Party City	$10.50
TOTAL SHOPPING CENTERS LOUISIANA (7)			883,066	96.4%	108	12	61,479				$10.03

MARYLAND
Westwood Complex (4)	Bethesda	1958-1960 / 1990 / 2001	214,030	91.8%	36	9	55,000	Giant Foods	11/30/2019	Bowlmor Lanes / CITGO	$19.60
TOTAL SHOPPING CENTERS MARYLAND (1)			214,030	91.8%	36	9	55,000				$19.60

NORTH CAROLINA
Centre Pointe Plaza	Smithfield	1989	159,259	97.6%	21	2				Belk’s / Dollar Tree / Aaron Rents / Burke’s Outlet Stores	$6.32
Riverview Shopping Center	Durham	1973 / 1995	128,498	93.4%	13	3	53,538	Kroger	12/31/2019	Upchurch Drugs / Riverview Galleries	$8.64
Thomasville Commons	Thomasville	1991	148,754	96.7%	12	2	32,000	Ingles	9/30/2017	Kmart	$5.58
TOTAL SHOPPING CENTERS NORTH CAROLINA (3)			436,511	96.1%	46	7	85,538				$6.73

TOTAL CONSOLIDATED SHOPPING CENTER PORTFOLIO EXCLUDING DEVELOPMENTS AND REDEVELOPMENTS (102)			13,325,854	95.2%	1,844	311	2,846,400				$18.22

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

											Average
		Year	Total		Number		Supermarket anchor				in-place
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration		base rent
Property	City, State	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date (1)	Other anchor tenants	per leased SF
DEVELOPMENTS AND REDEVELOPMENTS (2)
101 7th Avenue	Manhattan, NY	2015	56,870	100.0%	1	—				Barneys New York	$79.13
Alafaya Commons	Orlando, FL	2015	130,811	88.5%	22	5				Academy Sports	$15.54
Boca Village Square	Boca Raton, FL	2014	95,163	94.2%	19	2	36,000	Publix	3/30/2017	CVS Pharmacy	$19.98
Boynton Plaza	Boynton Beach, FL	2015	106,595	90.0%	14	7	53,785	Publix	3/31/2035	CVS Pharmacy	$17.65
Broadway Plaza	Bronx, NY	2015	149,010	74.1%	8	7	18,110	Aldi	9/30/2024	TJ Maxx / Sports Authority / Party City / Blink Fitness	$36.22
Kirkman Shoppes	Orlando, FL	2015	114,635	96.8%	23	2				LA Fitness / Walgreens	$21.99
Lake Mary Centre	Lake Mary, FL	2015	335,341	83.7%	52	18	24,741	The Fresh Market	5/31/2024	Ross / LA Fitness / Office Depot / Academy Sports	$15.07
Willows Shopping Center	Concord, CA	2015	252,817	91.4%	25	6				Claim Jumper Restaurants / UFC Gym / REI / The Jungle Fun / Old Navy / Ulta Beauty / Pier 1 Imports / Cost Plus World Market	$26.43
TOTAL DEVELOPMENTS AND REDEVELOPMENTS (8) (2)			1,241,242	87.9%	164	47	132,636				$24.34

TOTAL CONSOLIDATED SHOPPING CENTER PORTFOLIO INCLUDING DEVELOPMENTS AND REDEVELOPMENTS (110)			14,567,096	94.6%	2,008	358	2,979,036				$18.70

NON-RETAIL PROPERTIES (2)
200 Potrero	San Francisco, CA	1928	30,500	55.1%	1	1				Golden Bear Sportswear
Banco Popular Office Building	Miami, FL	1971	32,737	69.7%	11	8
Westport Office	Westport, CT	1984	4,000	100.0%	7	2
Westwood - Manor Care	Bethesda, MD	1976	41,123	100.0%	1	—				Manor Care
Westwood Towers	Bethesda, MD	1968 / 1997	211,020	85.0%	2	—				Housing Opportunities

TOTAL NON-RETAIL PROPERTIES (5) (2)			319,380	92.4%	22	11

TOTAL EXCLUDING LAND (115)			14,886,476	94.5%	2,030	369	2,979,036

LAND (6) (2)(3)

TOTAL CONSOLIDATED - 121 Properties

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

Footnotes for Property Status Report

Note: Total square footage does not include shadow anchor square footage that is not owned by Equity One but does include square footage for ground leases.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in (  ).
(1) Expiration date of the current lease term, excluding any renewal options.
(2) Not included in the NOI same-property pool for the three months ended March 31, 2015. The NOI same-property pool including redevelopments includes: 101 7th Avenue, Alafaya Commons, Boca Village Square, Boynton Plaza, Kirkman Shoppes, Lake Mary Centre, Willows Shopping Center and Dick’s Sporting Goods at Serramonte.
(3) The total carrying value of land as of March 31, 2015 is $25.9 million.
(4) Westwood Complex is comprised of five separate properties that are being added to the same-property pool based on their respective acquisition dates. Westwood Shopping Center and Westwood Center II are not included in the same-property pool for the three months ended March 31, 2015. Bowlmor Lanes, 5471 Citgo, and 5335 Citgo are included in the same-property pool for the three months ended March 31, 2015.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the three months ended March 31, 2015 (unaudited)
(in thousands, except for acreage/square footage)

2015 Acquisition Activity
Date Purchased	Property Name	City	State	Acres	Purchase Price
January 9, 2015	Pablo Plaza Outparcel	Jacksonville	FL	0.18	$750
Total Purchased				0.18	$750

2015 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price
Income producing property sold
March 26, 2015	Park Promenade	Orlando	FL	128,848	$4,800
Total Sold				128,848	$4,800

Note: The above schedules reflect only acquisition and disposition activity related to consolidated properties.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of March 31, 2015 (unaudited)
(in thousands, except square footage data)

Project	Location	Project GLA (1)	Total GLA (2)	Anchors	Target Stabilization Date (3)	Estimated Gross Cost (4)	Estimated Net Cost (5)	Incurred as of 3/31/15		Balance to Complete (Gross Cost)
Active Developments
Broadway Plaza	Bronx, NY	149,010	149,010	TJ Maxx / Sports Authority / Aldi / Party City / Blink Fitness	1Q16	$73,762	$73,762	$58,811		$14,951
Subtotal		149,010	149,010			73,762	73,762	58,811		14,951
Active Redevelopments
101 7th Avenue	Manhattan, NY	56,870	56,870	Barneys New York	1Q16	12,453	12,453	5,124		7,329
Alafaya Commons	Orlando, FL	66,955	130,811	Academy Sports	2Q15	7,502	7,502	6,495		1,007
Boynton Plaza	Boynton Beach, FL	53,785	106,595	Publix	2Q15	8,818	8,318	8,999		—
Kirkman Shoppes	Orlando, FL	57,510	114,635	L.A. Fitness / Walgreens	3Q15	13,094	13,094	12,078		1,016
Lake Mary Centre	Lake Mary, FL	112,764	335,341	Ross / The Fresh Market / Academy Sports	2Q15 (6)	12,513	12,513	10,940		1,573
Willows Shopping Center	Concord, CA	48,621	252,817	Ulta Beauty / Lazy Dog / Old Navy / UFC Gym	3Q15	13,460	13,460	10,513		2,947
Subtotal		396,505	997,069			67,840	67,340	54,149		13,872
Total Active Developments and Redevelopments		545,515	1,146,079			141,602	141,102	112,960		28,823
Developments and Redevelopments Pending Twelve Month Stabilization
Boca Village Square	Boca Raton, FL	42,012	95,163	CVS Pharmacy	3Q14	11,161	10,911	10,428		733
Serramonte Shopping Center (7)	Daly City, CA	83,777	882,938	Dick's Sporting Goods	2Q14	19,270	17,987	19,480		—
Total		125,789	978,101			30,431	28,898	29,908		733
Total Development and Redevelopment Activity						$172,033	$170,000	$142,868	(8)	$29,556

(1) Project GLA is subject to change based upon build-to-suit requests and other tenant driven changes.
(2) Total GLA represents all GLA for the corresponding property and, for redevelopments, includes portions of the center not subject to redevelopment.
(3) Target stabilization date reflects the date that construction is expected to be substantially complete and the anchors commence rent. Properties may continue to be reflected in development or redevelopment until they are included in the company's same-property pool, which is normally one year from rent commencement.
(4) For developments, includes actual cost of land.
(5) After sales of outparcels and construction cost reimbursements.
(6) Stabilization date is based on the expected commencement of rent for Academy Sports as part of the second phase of the redevelopment. The first phase comprised of adding Ross and The Fresh Market, which represents 50,000 square feet of the 113,000 square feet under redevelopment, was stabilized in 2Q14.
(7) This property is included in the same-property pool as of March 31, 2015; however, the income from Dick's Sporting Goods will be excluded from the company's calculation of same-property NOI until full year stabilization in 3Q15.
(8) Includes an aggregate of $8.8 million in costs incurred but not yet funded as of March 31, 2015.

EQUITY ONE, INC.
DEBT SUMMARY
As of March 31, 2015 and December 31, 2014 and 2013 (unaudited)
(in thousands)

	March 31, 2015	December 31, 2014	December 31, 2013
Fixed rate debt	$1,021,591	$1,042,914	$1,161,291
Variable rate debt - swapped to fixed rate	250,000	250,000	250,000
Variable rate debt - unhedged	—	37,000	91,000
Total debt	$1,271,591	$1,329,914	$1,502,291

% Fixed rate debt	80.3%	78.4%	77.3%
% Variable rate debt - swapped to fixed rate	19.7%	18.8%	16.6%
% Variable rate debt - unhedged	—%	2.8%	6.1%
Total	100.0%	100.0%	100.0%

Secured mortgage debt	$290,455	$311,778	$430,155
Unsecured debt	981,136	1,018,136	1,072,136
Total debt	$1,271,591	$1,329,914	$1,502,291

% Secured mortgage debt	22.8%	23.4%	28.6%
% Unsecured debt	77.2%	76.6%	71.4%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$5,026,608	$4,778,523	$4,428,129

% Secured mortgage debt	5.8%	6.5%	9.7%
% Unsecured debt	19.5%	21.3%	24.2%
Total debt : Total market capitalization	25.3%	27.8%	33.9%

Weighted average interest rate on secured mortgage debt (1)	6.08%	6.03%	5.99%
Weighted average interest rate on unsecured senior notes (1)	5.02%	5.02%	5.02%
Interest rate on term loan	2.62%	2.62%	3.17%
Weighted average interest rate on total debt (1) (2)	4.79%	4.80%	4.99%
Weighted average interest rate on revolving credit facilities (1)	—	1.22%	1.30%

Weighted average maturity on secured mortgage debt	4.4 years	4.4 years	4.3 years
Weighted average maturity on unsecured senior notes	4.1 years	4.3 years	5.3 years
Maturity on term loan	3.9 years	4.1 years	5.1 years
Weighted average maturity on total debt (2)	4.1 years	4.3 years	5.0 years

Note: All amounts and calculations exclude unamortized / unaccreted premium / (discount) on mortgages and senior notes and include secured mortgage debt related to properties held for sale.

(1)	Weighted average interest rates are calculated based on balances outstanding at the respective dates.

(2)	Weighted average maturity on total debt and weighted average interest rate on total debt excludes amounts drawn under the revolving credit facility, which expires on December 31, 2018.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of March 31, 2015 (unaudited)
(in thousands)

	Secured Debt		Unsecured Debt			Premium/(Discount) Scheduled Amortization	Total	Weighted average interest rate at maturity	Percent of debt maturing
Year	Scheduled amortization	Balloon payments	Revolving Credit Facilities	Senior Notes	Term Loan

2015	$5,156	$—	$—	$107,505	$—	$828	$113,489	5.4%	8.9%
2016	6,901	68,499	—	105,230	—	854	181,484	6.0%	14.2%
2017	6,884	64,000	—	218,401	—	640	289,925	6.0%	22.8%
2018	7,110	54,754	—	—	—	269	62,133	6.3%	4.9%
2019	5,914	18,330	—	—	250,000	121	274,365	2.9%	21.5%
2020	5,875	—	—	—	—	(19)	5,856	—	0.4%
2021	5,835	12,561	—	—	—	(62)	18,334	5.9%	1.4%
2022	5,611	—	—	300,000	—	(78)	305,533	3.8%	24.0%
2023	5,860	1,221	—	—	—	47	7,128	7.5%	0.6%
Thereafter	13,151	2,793	—	—	—	(11)	15,933	8.1%	1.3%
Total	$68,297	$222,158	$—	$731,136	$250,000	$2,589	$1,274,180	4.7%	100.0%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2015 and December 31, 2014 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		March 31, 2015	December 31, 2014	Percent of Overall Debt Maturing
Mortgage Debt
Pleasanton Plaza	06/01/2015	5.316%		$—	$19,634	—
Danbury Green	01/05/2016	5.850%		24,700	24,700	1.9%
1225-1239 Second Avenue	06/01/2016	6.325%		16,187	16,245	1.3%
Glengary Shoppes	06/11/2016	5.750%		15,444	15,521	1.2%
Magnolia Shoppes	07/11/2016	6.160%		13,221	13,292	1.0%
Culver Center	05/06/2017	5.580%		64,000	64,000	5.0%
Sheridan Plaza	10/10/2018	6.250%		59,176	59,449	4.7%
1175 Third Avenue	05/01/2019	7.000%		6,446	6,512	0.5%
The Village Center	06/01/2019	6.250%		15,131	15,234	1.2%
BridgeMill	05/05/2021	7.940%		6,752	6,846	0.5%
Talega Village Center (2)	10/01/2021	5.010%		11,010	11,080	0.9%
Westport Plaza	08/01/2023	7.490%		3,489	3,537	0.3%
Aventura Square / Oakbrook Square / Treasure Coast Plaza	02/28/2024	6.500%		22,149	22,599	1.7%
Webster Plaza	08/15/2024	8.070%		6,502	6,568	0.5%
Von's Circle Center	10/10/2028	5.200%		9,744	9,867	0.8%
Copps Hill	01/01/2029	6.060%		16,504	16,694	1.3%

Total mortgage debt (15 loans outstanding)	4.36 years	6.08%	(1)	$290,455	$311,778	22.8%
Unamortized/unaccreted premium/(discount)				3,877	4,500	0.3%
Total mortgage debt (including unamortized/unaccreted premium/(discount))				$294,332	$316,278	23.1%

See footnotes on page 32.

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2015 and December 31, 2014 (unaudited)
(in thousands)

Debt Instrument	Maturity Date	Rate		March 31, 2015		December 31, 2014	Percent of Overall Debt Maturing

Unsecured senior notes payable
5.375% senior notes (3)	10/15/2015	5.375%		$107,505		$107,505	8.4%
6.00% senior notes	09/15/2016	6.000%		105,230		105,230	8.3%
6.25% senior notes	01/15/2017	6.250%		101,403		101,403	8.0%
6.00% senior notes	09/15/2017	6.000%		116,998		116,998	9.2%
3.75% senior notes	11/15/2022	3.750%		300,000		300,000	23.5%
Total unsecured senior notes payable	4.06 years	5.02%	(1)	$731,136		$731,136	57.4%
Unamortized/unaccreted premium/(discount)				(1,288)		(1,373)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))				$729,848		$729,763	57.3%

Term Loan
$250MM - Term Loan (4)	02/13/2019	2.618%	(5)	$250,000		$250,000	19.6%
Total term loans	3.87 years	2.62%	(1)	$250,000		$250,000	19.6%

Revolving credit facilities
$600MM Line of Credit Unsecured	12/31/2018	—		$—		$37,000	—
$5MM Line of Credit Unsecured	05/07/2015	—		—		—	—
Total revolving credit facilities		—		$—		$37,000	—

Total debt	4.09 years (5)	4.79%	(1) (6)	$1,271,591		$1,329,914	99.8%
Unamortized/unaccreted premium/(discount)				2,589		3,127	0.2%
Total debt (including unamortized/unaccreted premium/(discount))				$1,274,180		$1,333,041	100.0%

Senior Unsecured Debt Ratings
Moody’s				Baa2 (Stable)		Baa2 (Stable)
S&P				BBB (Stable)	(7)	BBB-(Positive)

(1) Calculated based on weighted average interest rates of outstanding balances at March 31, 2015.
(2) The stated loan maturity date is October 1, 2036; however, both the lender and the borrower have the right to exercise a call or early prepayment, respectively, on each of October 1, 2021, October 1, 2026 and October 1, 2031. It is deemed likely this right will be exercised and the shown maturity date is therefore October 1, 2021.
(3) In April 2015, the company redeemed its $107.5 million 5.375% unsecured senior notes.
(4) The interest rate for the term loan has been swapped to a fixed interest rate through three interest rate swaps. The indicated interest rate for the term loan and the weighted average interest rate for all debt instruments includes the effect of the swaps. As of March 31, 2015 and December 31, 2014, the fair value of one of our interest rate swaps consisted of an asset of $139,000 and $681,000, respectively, which is included in other assets in our condensed consolidated balance sheets. The fair value of the two remaining interest rate swaps consisted of a liability of $3.0 million and $952,000, respectively, which is included in accounts payable and accrued expenses in our condensed consolidated balance sheets.
(5) The effective fixed interest rate on March 31, 2015.
(6) Weighted average maturity in years and weighted average interest rate as of March 31, 2015.
(7) Upgrade effective as of April 28, 2015.

EQUITY ONE, INC.
BALANCE SHEETS & STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES
March 31, 2015 (unaudited)
(in thousands)

BALANCE SHEETS OF UNCONSOLIDATED JOINT VENTURES			As of March 31, 2015
Co-Investment Partner	EQY Ownership Interest	Type	Total Assets	Total Debt	Total Equity
DRA Advisors	20.0%	Retail/Office	$53,791	$—	$52,848
GRI	10.0%	Retail	$246,904	$83,597	$157,062
New York Common Retirement Fund	30.0%	Retail	$308,878	$136,242	$147,365
Rider Limited Partnership	50.0%	Office	$39,830	$—	$38,429

STATEMENTS OF OPERATIONS OF UNCONSOLIDATED JOINT VENTURES			For the three months ended March 31, 2015
Co-Investment Partner	EQY Ownership Interest	Type	Total Revenues	Property Operating Expenses	Depreciation/ Amortization	Interest Expense (1)	Net Income
DRA Advisors	20.0%	Retail/Office	$1,407	$832	$379	$—	$181
GRI	10.0%	Retail	$6,188	$1,740	$1,349	$431	$2,589
New York Common Retirement Fund	30.0%	Retail	$7,810	$3,146	$2,234	$1,475	$916
Rider Limited Partnership	50.0%	Office	$1,299	$354	$303	$—	$637

Note: Amounts shown above reflect 100% of the joint venture balance sheet and income statement line items.
(1) Interest expense includes amortization of deferred financing fees.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT
As of March 31, 2015 (unaudited)

								Number of tenants		Supermarket anchor				Average in-place base rent per leased SF
Property	JV	EQY Ownership %	Type	City, State	Year Built / Renovated	Total Sq. Ft.	Percent Leased	Leased	Vacant	Sq. Ft.	Name	Expiration Date	Other anchor tenants
Airpark Plaza Shopping Center	GRI	10.0%	Retail	Miami, FL	1971 / 1998 / 2004 / 2008	172,093	98.6%	36	2	30,000	Publix	10/31/2024	Burlington Coat Factory / Office Depot	$16.19
Concord Shopping Plaza	GRI	10.0%	Retail	Miami, FL	1962 / 1992 / 1993	298,182	100.0%	22	—	78,000	Winn-Dixie	09/30/2019	Home Depot / Big Lots / Dollar Tree / Youfit Health Clubs	$11.94
Presidential Markets	GRI	10.0%	Retail	Snellville, GA	1993 / 2000	393,251	99.5%	35	1	56,146	Publix	12/31/2019	Marshalls / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / PetSmart / Party City	$12.77
Shoppes of Ibis	GRI	10.0%	Retail	West Palm Beach, FL	1999	79,613	96.5%	17	2	51,420	Publix	05/31/2019		$12.88
Shoppes at Quail Roost	GRI	10.0%	Retail	Miami, FL	2005	73,550	92.0%	12	2	44,840	Publix	06/30/2025		$13.66
Shoppes of Sunset	GRI	10.0%	Retail	Miami, FL	1979 / 2009	21,784	78.7%	10	4					$23.47
Shoppes of Sunset II	GRI	10.0%	Retail	Miami, FL	1980 / 2009	27,676	68.4%	13	4					$19.46
Sparkleberry Square	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	154,217	100.0%	10	—				PetSmart / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less / Best Buy	$11.92
Sparkleberry Kohl’s	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	85,961	100.0%	1	—				Kohl's	$8.45
Sparkleberry Kroger	GRI	10.0%	Retail	Columbia, SC	1997 / 2004	98,623	98.4%	11	1	67,943	Kroger	08/31/2017		$13.09
1900/2000 Offices	DRA	20.0%	Office	Boca Raton, FL	1979 / 1982 / 1986 / 2007	116,635	51.9%	21	11					$16.65
Penn Dutch Plaza	DRA	20.0%	Retail	Margate, FL	1989	155,622	93.0%	18	3	70,358	Penn Dutch Food Center	12/31/2018	Youfit Health Clubs / Florida Career College	$10.11
Plantation Marketplace	DRA	20.0%	Retail	Plantation, FL	1963 / 1998	227,517	89.1%	33	4	43,386	Winn-Dixie	11/05/2024	Beall's / Fitness 1440 / Big Lots / Disability Law Claims / CVS / Nature's Sleep	$12.36
Rider Limited Partnership	CSC	50.0%	Medical Office	San Francisco, CA	1968	146,046	98.6%	50	2				Central Parking System	$32.18
Country Walk Plaza	NYCRF	30.0%	Retail	Miami, FL	1985 / 2006 / 2008	100,686	88.6%	24	5	39,795	Publix	10/23/2020	CVS Pharmacy	$18.63
Veranda Shoppes	NYCRF	30.0%	Retail	Plantation, FL	2007	44,888	100.0%	9	—	28,800	Publix	04/30/2027		$26.62
Northborough Crossing	NYCRF	30.0%	Retail	Northborough, MA	2011	645,785	100.0%	28	—	139,449	Wegmans	10/31/2036	TJ Maxx / Kohl's / BJ's / Golf Town USA / PetSmart / Michaels / Toys "R" Us / Dick's Sporting Goods / Eastern Mountain Sports	$14.31
Riverfront Plaza	NYCRF	30.0%	Retail	Hackensack, NJ	1997	128,968	97.3%	23	1	70,400	ShopRite	10/31/2027		$24.75
The Grove	NYCRF	30.0%	Retail	Windermere, FL	2004	151,752	95.6%	28	3	51,673	Publix	01/31/2029	LA Fitness	$19.21
Old Connecticut Path	NYCRF	30.0%	Retail	Framingham, MA	1994	80,198	100.0%	5	—	65,940	Stop & Shop	06/30/2019		$21.30

TOTAL UNCONSOLIDATED SHOPPING CENTER PORTFOLIO (20)						3,203,047	95.5%	406	45	838,150				$15.40

EQUITY ONE, INC.
DEBT SUMMARY OF UNCONSOLIDATED JOINT VENTURES
As of March 31, 2015 and December 31, 2014 (unaudited)
(in thousands)

Co-Investment Partner	Debt Instrument	Equity One’s Ownership	Maturity Date	Rate (1)	Balance as of March 31, 2015	Balance as of December 31, 2014

Mortgage Debt
GRI	Floating rate loans (2)	10.0%	06/28/2018	1-month LIBOR + 1.41%	$80,000	$80,000
GRI	Sparkleberry Square (Kroger)	10.0%	06/30/2020	6.75%	3,642	3,782
New York Common Retirement Fund	Equity One Country Walk LLC	30.0%	11/01/2015	5.22%	12,594	12,652
New York Common Retirement Fund	Equity One JV Sub CT Path LLC	30.0%	01/01/2019	5.74%	9,130	9,237
New York Common Retirement Fund	Equity One JV Sub Northborough LLC	30.0%	02/10/2021	4.18%	67,473	67,811
New York Common Retirement Fund	Equity One JV Sub Riverfront Plaza LLC	30.0%	10/10/2023	4.54%	24,000	24,000
New York Common Retirement Fund	Equity One JV Sub Grove LLC (3)	30.0%	12/23/2023	4.18%	22,500	22,500

	Net interest premium (4)				500	559

	Total debt				$219,839	$220,541

	Equity One’s pro-rata share of unconsolidated joint venture debt				$49,232	$49,416

(1)	The rate in effect on March 31, 2015.

(2)
Consists of three separate loans, totaling $80.0 million, that are secured by Airpark Plaza Shopping Center, Concord Shopping Plaza and Presidential Markets, bearing interest at a weighted average rate of 1-month LIBOR + 1.41%.

(3)
The loan balance bears interest at a floating rate of LIBOR + 1.35%, which has been swapped to a weighted average fixed rate of 4.18%. The fair value of the swap at March 31, 2015 was a liability of approximately $1.9 million.

(4)	Net interest premium is the total for all joint ventures.